                            SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                              (AMENDMENT NO. ___)

Filed by the Registrant                    [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[_]  Preliminary Proxy Statement
[_]  Confidential, for Use of the
     Commission Only (as permitted by
     Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_] Soliciting Material Pursuant to section 240.14a-11(c) or section 240.14a-12

                      SELIGMAN SELECT MUNICIPAL FUND, INC.
               (Name of Registrant as Specified In Its Charter)

                                 [Insert Name]
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4) Proposed maximum aggregate value of transaction:

     (5) Total fee paid:

[_]  Fee paid previously with preliminary materials.
[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     (2) Form, Schedule or Registration Statement No.:

     (3) Filing Party:

     (4) Date Filed:

                     Seligman Select Municipal Fund, Inc.

                   100 Park Avenue, New York, New York 10017
                    New York City Telephone (212) 850-1864
                      Toll-Free Telephone (800) 221-2450

                   Notice of Annual Meeting of Stockholders
                          to be held on May 14, 2002

To the Stockholders:

    The twelfth Annual Meeting of Stockholders (the "Meeting") of Seligman Select Municipal Fund, Inc., a Maryland corporation (the "Corporation"), will be held at the offices of the Corporation, 100 Park Avenue, New York, New York 10017 on May 14, 2002 at 10:00 A.M., for the following purposes:

    (1) To elect four Directors;

    (2) To act on a proposal to ratify the selection of Deloitte & Touche LLP as auditors of the Corporation for 2002; and

    (3) To transact any other business that may lawfully come before the Meeting or any adjournment thereof;

all as set forth in the Proxy Statement accompanying this Notice.

    The close of business on March 21, 2002 has been fixed as the record date for the determination of Stockholders entitled to notice of, and to vote at, the Meeting or any adjournment thereof.

                                       By order of the Board of Directors,

                                        /s/ Frank J. Nasta
                                                                      Secretary

Dated: New York, New York, April 19, 2002

                               -----------------

                            YOUR VOTE IS IMPORTANT
                       NO MATTER HOW MANY SHARES YOU OWN

 Please indicate your voting instructions on the enclosed Proxy Card, date and sign it, and return it in the envelope provided, which is addressed for your convenience and needs no postage if mailed in the United States. In order to avoid the additional expense of further solicitation, we ask your cooperation in mailing your Proxy promptly. A Proxy will not be required for admission to the Meeting.

                                                                 April 19, 2002

                     Seligman Select Municipal Fund, Inc.

                   100 Park Avenue, New York, New York 10017

                                PROXY STATEMENT

                                    for the
           Annual Meeting of Stockholders to be held on May 14, 2002

    This Proxy Statement is furnished to you in connection with the solicitation of Proxies by the Board of Directors of Seligman Select Municipal Fund, Inc. (the "Corporation") to be used at the twelfth Annual Meeting of Stockholders (the "Meeting") to be held in New York, New York on May 14, 2002. It is expected that the Notice of Annual Meeting, Proxy Statement and form of Proxy will first be mailed to Stockholders on or about April 19, 2002.

    If the accompanying form of Proxy is executed properly and returned, shares represented by it will be voted at the Meeting. If you give instructions, your shares will be voted in accordance with your instructions. If you return your signed Proxy without instructions, your shares will be voted (i) for the election of four Directors, (ii) for the ratification of the selection of auditors, and (iii) at the discretion of the Proxy holders, on any other matter which may properly have come before the Meeting or any adjournment thereof. You may revoke your Proxy or change it by written notice to the Corporation (Attention: Secretary) or by notice at the Meeting at any time prior to the time it is voted.

    The close of business on March 21, 2002 has been fixed as the record date for the determination of Stockholders entitled to notice of, and to vote at, the Meeting or any adjournment thereof. On that date, the Corporation had outstanding 375 preferred shares, Series A and 375 preferred shares, Series B (together, the "Preferred Shares"), and 13,274,659 shares of common stock, par value $0.01 per share (the "Common Shares"), each such Preferred Share and Common Share outstanding on the record date being entitled to one vote. For all matters to be voted upon, an abstention or broker non-vote will not be considered a vote cast.

    In the event that a quorum is not represented at the Meeting or, even if a quorum is so represented, in the event that sufficient votes in favor of any management proposal are not received by May 14, 2002, the persons named as Proxies may propose and vote for one or more adjournments of the Meeting if a quorum is not represented or, if a quorum is so represented, only with respect to such management proposal, with no notice other than an announcement at the Meeting, and further solicitation may be made. Shares represented by Proxies indicating a vote against a management proposal will be voted against adjournment in respect of that proposal.

    The Corporation's manager is J. & W. Seligman & Co. Incorporated (the "Manager"). The Corporation's stockholder service agent is Seligman Data Corp. The address of each of these entities is 100 Park Avenue, New York, NY 10017. The Corporation will furnish, without charge, a copy of its most recent annual report and most recent semi-annual report, if any, to any Stockholder upon request to Seligman Data Corp. at 1-800-221-2450.

    If you have elected to receive one Proxy Statement for all accounts maintained by members of your household, the Corporation undertakes to deliver promptly upon written or oral request a separate copy of the Proxy Statement for a separate account.

                           A. Election of Directors
                                 (Proposal 1)

    The Board of Directors is presently comprised of twelve Directors. The Board is divided into three classes, and the members of each class hold office for a term of three years unless elected in the interim. The term of one class expires in each year.

    At the Meeting this year, four directors are to be elected. Ms. Betsy S. Michel and Messrs. John E. Merow and James N. Whitson, each of whose term will expire at the 2002 Annual Meeting, and Mr. Paul C. Guidone, replacing Mr. James
C. Pitney, who having reached the age of 75, is retiring pursuant to Board policy at the 2002 Annual Meeting, have been recommended by the Director Nominating Committee of the Board of Directors of the Corporation for election to the class whose term will expire in 2005. Messrs. Merow and Guidone have been nominated for election by the holders of the Common Shares and Preferred Shares, voting together as a single class, and Ms. Michel and Mr. Whitson have been nominated for election by the Preferred Shares, voting as a separate class. (Messrs. Merow and Guidone are designated as both Common and Preferred Directors and Ms. Michel and Mr. Whitson are each designated a Preferred Director).

    It is the intention of the persons named in the accompanying form of Proxy to nominate and to vote such Proxy on behalf of the holders of the Common Shares and Preferred Shares for the election of Ms. Michel and Messrs. Guidone, Merow and Whitson. Ms. Michel has been a Director of the Corporation since 1990, Mr. Merow has been a Director of the Corporation since 1991 and Mr. Whitson has been a Director of the Corporation since 1993. Ms. Michel and Messrs. Merow and Whitson were last elected by Stockholders at the 1999 Annual Meeting.

    Each nominee has agreed to serve if elected. There is no reason to believe that any of the nominees will become unavailable for election as a Director of the Corporation, but if that should occur before the Meeting, Proxies will be voted for the persons the Board of Directors recommends.

    Background information regarding Ms. Michel and Messrs. Guidone, Merow and Whitson, as well as the other Directors of the Corporation, follows.

                  INFORMATION REGARDING NOMINEES FOR ELECTION
             BY HOLDERS OF BOTH PREFERRED SHARES AND COMMON SHARES

                             Term of                                                      Number of
                            Office if                                                   Portfolios in Other Directorships
                           Elected and                                                      Fund        Held by Nominee
                             Length                                                      Complex to      Not Disclosed
      Name (Age) and         of Time      Principal Occupation(s) During Past 5 Years    be Overseen    Under Principal
Position With Corporation*   Served                  and Other Information               by Nominee      Occupation(s)
-------------------------- ------------   -------------------------------------------   ------------- -------------------

  Independent Director Nominee

    John E. Merow (72)      2002-2005;  Retired Chairman and Senior Partner, Sulli-          61              None
        Director           1991 to Date van & Cromwell, New York, NY (law firm).
                                        Mr. Merow is a Director or Trustee of each of
         [PHOTO]                        the investment companies of the Seligman Group
                                        of Funds.+ He is also a Director of Common-
                                        wealth Industries, Inc. (manufacturers of alum-
                                        inum sheet prod-ucts), the Foreign Policy
                                        Association, the Municipal Art Society of New
                                        York, the U.S. Council for International Busi-
                                        ness and New York-Presbyterian Hospital; Vice
                                        Chairman of New York-Presbyterian Healthcare
                                        System, Inc.; and a Member of the American
                                        Law Institute and Council on Foreign Relations.

  Interested Director Nominee

    Paul C. Guidone**(44)   2002-2005   Managing Director and Chief Investment               60              None
    Director Nominee                    Officer, J. & W. Seligman & Co. In-
                                        corporated, New York, NY. Mr. Guidone is a
         [PHOTO]                        member of the Association of Investment Man-
                                        agement and Research, the New York Society of
                                        Security Analysts and the London Society of
                                        Investment Professionals. He was formerly
                                        Deputy Chairman and Group Chief Executive
                                        Officer of HSBC Asset Management and, prior
                                        to that, Managing Director and Chief Investment
                                        Officer of Prudential Diversified Investments.

                                              INFORMATION REGARDING NOMINEES
                                       FOR ELECTION BY HOLDERS OF PREFERRED SHARES



                             Term of                                                       Number of
                            Office if                                                    Portfolios in Other Directorships
                           Elected and                                                       Fund        Held by Nominee
                             Length                                                       Complex to      Not Disclosed
      Name (Age) and         of Time      Principal Occupation(s) During Past 5 Years     be Overseen    Under Principal
Position With Corporation*   Served                  and Other Information                by Nominee      Occupation(s)
-------------------------- -----------  ------------------------------------------------ ------------- -------------------

  Independent Director Nominees

  Betsy S. Michel (59)      2002-2005;  Attorney, Gladstone, NJ. Ms. Michel is a              61              None
        Director           1990 to Date Director or Trustee of each of the investment companies of the Seligman Group of Funds.+
         [PHOTO]                        She is also a Trustee of The Geraldine R. Dodge
                                        Foundation (charitable foundation) and World
                                        Learning, Inc. She was formerly Chairman of the
                                        Board of Trustees of St. George's School (New-
                                        port, RI); and Director of the National Associa-
                                        tion of Independent Schools (Washington, DC).

  James N. Whitson (67)     2002-2005;  Retired Executive Vice President and Chief            61              None
        Director           1993 to Date Operating Officer of Sammons Enterprises,
                                        Inc., Dallas, TX (diversified holding
         [PHOTO]                        company). Mr. Whitson is a Director or Trustee
                                        of each of the investment companies of the
                                        Seligman Group of Funds.+ He is also a Director
                                        of C-SPAN (cable television networks) and
                                        CommScope, Inc. (manufacturer of coaxial
                                        cable).

Other Directors

    The other Directors of the Corporation whose terms will not expire in 2002 are:


                                                                                           Number of
                             Term of                                                     Portfolios in Other Directorships
                            Office and                                                       Fund       Held by Director
                              Length                                                        Complex       Not Disclosed
      Name (Age) and         of Time      Principal Occupation(s) During Past 5 Years      Overseen      Under Principal
Position With Corporation*    Served                 and Other Information                by Director     Occupation(s)
--------------------------  ----------  ------------------------------------------------ ------------- -------------------

  Independent Directors

   John R. Galvin (72)      2000-2003;  Dean Emeritus, Fletcher School of Law and             61              None
        Director           1995 to Date Diplomacy at Tufts University, Medford, MA.
                                        General Galvin is a Director or Trustee of each
                                        of the investment companies of the Seligman
                                        Group of Funds.+ He is also Chairman Emeritus
                                        of the American Council on Germany; and a
                                        Director of Raytheon Company (defense and
                                        commercial electronics), the National Defense
                                        University and the Institute for Defense Analy-
                                        ses. He was formerly a Governor of the Center
                                        for Creative Leadership; a Director of USLIFE
                                        Corporation (life insurance); Ambassador, U.S.
                                        State Department for negotiations in Bosnia;
                                        Distinguished Policy Analyst at Ohio State Uni-
                                        versity; and Olin Distinguished Professor of Na-
                                        tional Security Studies at the United States
                                        Military Academy. From June 1987 to June
                                        1992, he was the Supreme Allied Commander,
                                        Europe and the Commander-in-Chief, United
                                        States European Command.

  Alice S. Ilchman (67)     2001-2004;  President Emeritus, Sarah Lawrence College,           61              None
        Director           1990 to Date Bronxville, NY. Dr. Ilchman is a Director or
                                        Trustee of each of the investment companies of
                                        the Seligman Group of Funds.+ She is also
                                        Director of the Jeannette K. Watson Fellowship;
                                        a Trustee of The Committee for Economic
                                        Development; and a Director of the Public
                                        Broadcasting Service (PBS). She was formerly
                                        the Chairman of The Rockefeller Foundation
                                        (charitable foundation); a Trustee of The Markle
                                        Foundation (philanthropic organization); and a
                                        Director of the International Research and
                                        Exchange Board (intellectual exchanges) and
                                        New York Telephone Company.

                                                                                             Number of
                             Term of                                                       Portfolios in Other Directorships
                            Office and                                                         Fund       Held by Director
                              Length                                                          Complex       Not Disclosed
      Name (Age) and         of Time       Principal Occupation(s) During Past 5 Years       Overseen      Under Principal
Position With Corporation*    Served                  and Other Information                 by Director     Occupation(s)
--------------------------  ----------  -------------------------------------------------- ------------- -------------------
 Frank A. McPherson (68)    2001-2004;  Retired Chairman of the Board and Chief                 61              None
        Director           1995 to Date Executive Officer of Kerr-McGee Corporation,
                                        Oklahoma City, OK (a diversified energy
                                        company). Mr. McPherson is a Director or Trustee
                                        of each of the investment companies of the
                                        Seligman Group of Funds.+ He is also a Director of
                                        Conoco Inc. (oil and gas exploration and
                                        production), Integris Health (owner of various
                                        hospitals), BOK Financial (bank holding
                                        company), Oklahoma Chapter of the Nature
                                        Conservancy, Oklahoma Medical Research
                                        Foundation, Boys and Girls Clubs of Oklahoma,
                                        Oklahoma City Public Schools Foundation and
                                        Oklahoma Foundation for Excellence in Education.
                                        He was formerly Chairman of the Oklahoma City
                                        Chamber of Commerce, Integris Health and the
                                        Oklahoma City Public Schools Foundation; a
                                        Director of Kimberly-Clark Corporation (consumer
                                        products) and the Federal Reserve System's
                                        Kansas City Reserve Bank; and a Member of the
                                        Business Roundtable.

  Leroy C. Richie (60)      2001-2004;  Chairman and Chief Executive Officer, Q                 60              None
        Director           2000 to Date Standards Worldwide, Inc., Birmingham, MI
                                        (library of technical standards). Mr. Richie is a
                                        Director or Trustee of each of the investment
                                        companies of the Seligman Group of Funds,+
                                        with the exception of Seligman Cash
                                        Management Fund, Inc. He is also a Director of
                                        Kerr-McGee Corporation (a diversified energy
                                        company) and Infinity, Inc. (oil and gas services
                                        and exploration); Chairman of Highland Park
                                        Michigan Economic Development Corp; Trustee
                                        of New York University Law Center Foundation;
                                        and Vice Chairman of the Detroit Medical Center.
                                        He was formerly Chairman and Chief Executive
                                        Officer of Capital Coating Technologies, Inc.
                                        (applied coating technologies); and Vice
                                        President and General Counsel, Automotive
                                        Legal Affairs, of Chrysler Corporation.

                                                                                          Number of
                             Term of                                                    Portfolios in Other Directorships
                            Office and                                                      Fund       Held by Director
                              Length                                                       Complex       Not Disclosed
      Name (Age) and         of Time      Principal Occupation(s) During Past 5 Years     Overseen      Under Principal
Position With Corporation*    Served                 and Other Information               by Director     Occupation(s)
--------------------------  ----------  ----------------------------------------------- ------------- -------------------
  James Q. Riordan (74)     2000-2003;  Director, various organizations, Stuart, FL.         61              None
        Director           1990 to Date Mr. Riordan is a Director or Trustee of each of the investment companies of the Seligman Group
                                        of Funds.+ He is also a Director or Trustee of
                                        The Houston Exploration Company (oil
                                        exploration), The Brooklyn Museum, KeySpan
                                        Corporation and the Committee for Economic
                                        Development. He was formerly Vice Chairman
                                        of Mobil Corporation (petroleum and
                                        petrochemicals); Co-Chairman of the Policy
                                        Council of the Tax Foundation; a Director and
                                        President of Bekaert Corporation (high-grade
                                        steel cord, wire and fencing products); and a
                                        Director of Tesoro Petroleum Companies, Inc.,
                                        Dow Jones & Company, Inc. (business and
                                        financial news) and the Public Broadcasting
                                        Service (PBS).

  Robert L. Shafer (69)     2000-2003;  Retired Vice President of Pfizer Inc., New           61              None
        Director           1991 to Date York, NY (pharmaceuticals). Mr. Shafer is a
                                        Director or Trus-tee of each of the investment
                                        companies of the Seligman Group of Funds.+ He
                                        was formerly a Director of USLIFE Corporation
                                        (life insurance).

                                                                                             Number of
                             Term of                                                       Portfolios in Other Directorships
                            Office and                                                         Fund       Held by Director
                              Length                                                          Complex       Not Disclosed
      Name (Age) and         of Time       Principal Occupation(s) During Past 5 Years       Overseen      Under Principal
Position With Corporation*    Served                  and Other Information                 by Director     Occupation(s)
-------------------------- ------------ -------------------------------------------------- ------------- -------------------

  Interested Directors

 William C. Morris**(64)    2000-2003;  Chairman, J. & W. Seligman & Co. In-                    61              None
        Director,          1989 to Date corporated, New York, NY. Mr. Morris is
Chairman of the Board and               Chairman and Chief Executive Officer of each of
 Chief Executive Officer                the investment companies of the Seligman Group
                                        of Funds+; Chairman of Seligman Advisors, Inc.
                                        and Seligman Services, Inc.; and a Director of
                                        Seligman Data Corp. He is also Chairman of
                                        Carbo Ceramics Inc. (manufacturer of ceramic
                                        proppants for oil and gas industry); and a Direc-
                                        tor of Kerr-McGee Corporation (a diversified
                                        energy company).

   Brian T. Zino**(49)      2001-2004;  Director and President, J. & W. Seligman &              61              None
        Director           1993 to Date Co. Incorporated, New York, NY. Mr. Zino is
                                        President of each of the investment companies of
                                        the Seligman Group of Funds,+ with the ex-
                                        ception of Seligman Quality Municipal Fund,
                                        Inc. and the Corporation. He is also a Director or
                                        Trustee of each of the investment companies of
                                        the Seligman Group of Funds; Chairman of
                                        Seligman Data Corp.; and a Director of Seligman
                                        Advisors, Inc. and Seligman Services, Inc. He is
                                        also a Member of the Board of Governors of the
                                        Investment Company Institute; and Vice Chair-
                                        man of ICI Mutual Insurance Company.

-----------------
+ The Seligman Group of Funds consists of twenty-three registered investment companies, including the Corporation.

* The address for each Director or Nominee is 100 Park Avenue, New York, New York 10017.

** Mr. Guidone, Mr. Morris and Mr. Zino are considered "interested persons" of the Corporation, as defined in the Investment Company Act of 1940, as amended ("1940 Act"), by virtue of their positions with the Manager and its affiliates.

Beneficial Ownership of Shares of the Corporation and Funds of Complex

    As of January 31, 2002, the Directors (or Nominees) beneficially owned shares of the Corporation and the investment companies of the Seligman Group of Funds as follows:

                                                            Aggregate Dollar Range of Shares Owned
                                                             by Director or Nominee of All Funds
                                 Dollar Range of Common         Overseen or to be Overseen by
                                Shares Owned by Director            Director or Nominee of
Name of Director (or Nominee) or Nominee of the Corporation        Seligman Group of Funds
----------------------------- ----------------------------- --------------------------------------
Independent Directors/Nominees

John R. Galvin                         $1-$10,000                      $50,001-$100,000
Alice S. Ilchman                       $1-$10,000                       Over $100,000
Frank A. McPherson                     $1-$10,000                       Over $100,000
John E. Merow                       $10,001-$100,000                    Over $100,000
Betsy S. Michel                        $1-$10,000                       Over $100,000
Leroy C. Richie                        $1-$10,000                      $10,001-$50,000
James Q. Riordan                       $1-$10,000                       Over $100,000
Robert L. Shafer                       $1-$10,000                       Over $100,000
James N. Whitson                       $1-$10,000                       Over $100,000

Interested Directors/Nominees

Paul C. Guidone                           None                         $50,001-$100,000
William C. Morris                    Over $100,000                      Over $100,000
Brian T. Zino                       $10,001-$50,000                     Over $100,000

    At March 21, 2002, all Directors and officers of the Corporation as a group owned beneficially less than 1% of the Corporation's Common Shares.

Board Committees

    The Board of Directors met seven times during 2001. The standing committees of the Board include the Board Operations Committee, Audit Committee and Director Nominating Committee. These Committees are comprised solely of Directors who are not "interested persons" of the Corporation as that term is defined in the 1940 Act. The duties of these Committees are described below.

    Board Operations Committee. This Committee has authority generally to direct the operations of the Board, including the nomination of members of other Board Committees and the selection of legal counsel for the Corporation. The Committee met five times in 2001. Members of the

Committee are Messrs. Riordan (Chairman), Galvin, McPherson, Merow, Pitney, Richie, Shafer and Whitson, Dr. Ilchman and Ms. Michel. As a result of Mr. Pitney's retirement at the 2002 Annual Meeting, he will no longer serve as a Committee member following this Meeting.

    Audit Committee. This Committee assists the Board in its oversight of the Corporation's financial reporting process and operates pursuant to a written charter most recently amended on March 15, 2001. The Committee met three times in 2001. Members of this Committee are Messrs. Whitson (Chairman), Galvin, Merow and Richie and Ms. Michel. The report of the Audit Committee, as approved on March 21, 2002, is attached to this Proxy Statement as Appendix 1.

    Director Nominating Committee. This Committee recommends to the Board persons to be nominated for election as Directors by the Stockholders and selects and proposes nominees for election by the Board between Annual Meetings. The Committee will consider suggestions from Stockholders submitted in writing to the Secretary of the Corporation. The Committee met one time in 2001. Members of this Committee are Messrs. Shafer (Chairman), McPherson, Pitney and Riordan and Dr. Ilchman. As a result of Mr. Pitney's retirement at the 2002 Annual Meeting, he will no longer serve as a Committee member following this Meeting.

Executive Officers of the Corporation

    Information with respect to Executive Officers, other than Mr. Morris, is as follows:

Name (Age) and Position    Term of Office and
 With the Corporation    Length of Time Served*    Principal Occupation During Past Five Years
-------------------------------------------------------------------------------------------------
Thomas G. Moles (60)         1990 to Date       Mr. Moles is a Managing Director of the
President and                                   Manager. He is also President and Portfolio
Portfolio Manager                               Manager of Seligman Quality Municipal Fund,
                                                Inc., and Vice President and Portfolio Manager
                                                of four of the open-end investment companies
                                                of the Seligman Group of Funds. He is also a
                                                Director of Seligman Advisors, Inc. and
                                                Seligman Services, Inc.

Eileen A. Comerford (44)     1990 to Date       Ms. Comerford is a Vice President, Investment
Vice President and                              Officer of the Manager. She is also Vice
Assistant Portfolio                             President and Assistant Portfolio Manager of
Manager                                         Seligman Quality Municipal Fund, Inc., and
                                                Assistant Portfolio Manager of four of the open-
                                                end investment companies of the Seligman
                                                Group of Funds.

Audrey G. Kuchtyak (42)      1990 to Date       Ms. Kuchtyak is a Vice President, Investment
Vice President                                  Officer of the Manager. She is also Vice Presi-
                                                dent of Seligman Quality Municipal Fund, Inc.

Lawrence P. Vogel (45)     VP: 1992 to Date     Mr. Vogel is Senior Vice President and
Vice President            Treas: 2000 to Date   Treasurer, Investment Companies, of the
and Treasurer                                   Manager and is the Treasurer of each of the
                                                investment companies of the Seligman Group of
                                                Funds and of Seligman Data Corp. He was
                                                formerly Senior Vice President, F--inance, of the
                                                Manager, Seligman Advisors, Inc. and Seligman
                                                Data Corp.; Vice President and Treas-urer of
                                                Seligman International, Inc.; Vice President of
                                                Seligman Services, Inc.; and Treasurer of
                                                Seligman Henderson Co.

Name (Age) and Position   Term of Office and
 With the Corporation   Length of Time Served*    Principal Occupation During Past Five Years
------------------------------------------------------------------------------------------------
  Thomas G. Rose (44)        2000 to Date      Mr. Rose is Senior Vice President, Finance, of
  Vice President                               the Manager, Seligman Advisors, Inc. and
                                               Seligman Data Corp. since May 2000. He is Vice
                                               President of each of the investment companies of
                                               the Seligman Group of Funds. He is also Vice
                                               President of Seligman International, Inc. and
                                               Seligman Services, Inc. Formerly, he was
                                               Treasurer of each of the investment companies of
                                               the Seligman Group of Funds and Seligman Data
                                               Corp.

  Frank J. Nasta (37)        1994 to Date      Mr. Nasta is General Counsel, Senior Vice
  Secretary                                    President, Law and Regulation and Corporate
                                               Secretary of the Manager. He is Secretary of each
                                               of the investment companies of the Seligman
                                               Group of Funds. He is also Corporate Secretary
                                               of Seligman Advisors, Inc., Seligman Services,
                                               Inc., Seligman International, Inc. and Seligman
                                               Data Corp. He was formerly Corporate Secretary
                                               of Seligman Henderson Co.

-----------------
* All officers are elected annually by the Board of Directors and serve until their successors are elected and qualify or their earlier resignation. The address of each of the foregoing officers is 100 Park Avenue, New York, New York 10017.

Remuneration of Directors and Officers

    Directors of the Corporation who are not employees of the Manager or its affiliates each receive from the Corporation retainer fees of $800 per year. In addition, such Directors are paid a total of $3,000 for each day on which they attend Board and/or Committee meetings ($1,500 for telephonic attendance at certain meetings), the amount of which is shared by the Corporation and the other investment companies of the Seligman Group of Funds meeting on the same day. The Directors are also reimbursed for the expenses of attending meetings. Total Directors' fees paid by the Corporation for the fiscal year ended December 31, 2001 were as follows:

Number of Directors                                               Aggregate Direct
     in Group        Capacity in which Remuneration was Received    Remuneration
----------------------------------------------------------------------------------
        10              Directors and Members of Committees           $20,717

    Director's attendance, retainer and/or committee fees paid to each Director during fiscal 2001 were as follows:

                      Aggregate        Pension or Retirement      Total Compensation
                     Compensation       Benefits Accrued as      From Corporation and
Name               From Corporation Part of Corporation Expenses    Fund Complex*
----               ---------------- ---------------------------- --------------------
John R. Galvin         $ 2,238                  -0-                    $94,500
Alice S. Ilchman         2,086                  -0-                     88,500
Frank A. McPherson       2,086                  -0-                     90,000
John E. Merow            2,238+                 -0-                     94,500
Betsy S. Michel          2,088                  -0-                     91,500
James C. Pitney          2,011+                 -0-                     87,000
Leroy C. Richie          2,088                  -0-                     90,000
James Q. Riordan         1,861                  -0-                     87,000
Robert L. Shafer         2,008                  -0-                     85,500
James N. Whitson         2,013+                 -0-                     93,000
                       -------
                       $20,717
                       =======

--------
* In fiscal year 2001, there were 23 investment companies of the Seligman Group of Funds.

+ Mr. Merow, who had deferred receiving his fees from the Corporation and other investment companies of the Seligman Group of Funds from 1991 up to 1997, had a balance as of December 31, 2001 of $16,351 in his deferred plan account, including earnings. Mr. Pitney, who had deferred receiving his fees from the Corporation and other investment companies of the Seligman Group of Funds from 1991 up to 1993, had a balance as of December 31, 2001 of $3,229 in his deferred plan account, including earnings. Since 1993, Mr. Whitson has elected to defer receiving his fees from the Corporation and other investment companies of the Seligman Group of Funds. As of December 31, 2001, Mr. Whitson had deferred $28,695, including earnings.

    No compensation is paid by the Corporation to Directors or officers of the Corporation who are employees of the Manager.

    The affirmative vote of a plurality of the votes cast at the meeting is required to approve the election of each of the Nominees.

 Your Board of Directors Unanimously Recommends that the Stockholders Vote FOR the Election of Each of the Nominees to Serve as Director of the Corporation.

                   B.  Ratification of Selection of Auditors
                                 (Proposal 2)

    The Audit Committee of the Board of Directors has recommended, and the Board of Directors, including a majority of those members who are not "interested persons" of the Corporation (as defined in the 1940 Act), has selected, Deloitte & Touche LLP as auditors of the Corporation for 2002. The firm of Deloitte & Touche LLP has extensive experience in investment company accounting and auditing. It is expected that a representative of Deloitte & Touche LLP will be present at the Meeting and will have the opportunity to make a statement and respond to questions.

    Deloitte & Touche LLP, in accordance with Independence Standards Board Standard No. 1, has confirmed to the Audit Committee that they are independent auditors with respect to the Corporation. Deloitte & Touche LLP has audited the semi-annual and annual financial statements of the Corporation and provided attestation and tax-related services to the Corporation. Deloitte & Touche LLP has also rendered non-audit services to the Manager and Seligman Data Corp., the stockholder service agent for the Corporation (together, the "Affiliated Service Providers").

    In making its recommendation, the Audit Committee has considered whether the provision by the independent auditors to the Corporation of nonaudit services to the Corporation or of professional services to the Affiliated Service Providers is compatible with maintaining the auditors' independence and has discussed the auditors' independence with them.

                     Fees for Services to the Corporation

    Audit Fees. For the fiscal year ended December 31, 2001, the fee for professional services rendered for the audits of the semi-annual and annual financial statements was $33,800.

    Financial Information Systems Design and Implementation Fees.  None.

    All Other Fees. For the fiscal year ended December 31, 2001, Deloitte & Touche LLP was also paid approximately $23,350 for attestation services and $2,000 for tax-related services.

             Fees for Services to the Affiliated Service Providers

    Financial Information Systems Design and Implementation Fees.  None.

    All Other Fees. For the fiscal year ended December 31, 2001, Deloitte & Touche LLP was also paid approximately $119,800 for all other non-audit services rendered on behalf of the Manager and Seligman Data Corp. Of this amount $87,500 related to attestation and internal control compliance testing, $11,800 related to tax compliance and consultation services and $20,500 related to other services.

    The affirmative vote of a majority of the votes cast at the Meeting is required to ratify the selection of auditors.

 Your Board of Directors Unanimously Recommends that the Stockholders Vote FOR the Ratification of the Selection of Deloitte & Touche LLP
                        as Auditors of the Corporation.

                               C. Other Matters

    The Corporation knows of no other matters which are to be brought before the Meeting. However, if any other matters come before the Meeting, it is intended that the persons named in the enclosed form of Proxy, or their substitutes, will vote the Proxy in accordance with their judgment on such matters. The persons named in the form of Proxy, or their substitutes, will have discretionary authority to vote on any Stockholder proposal of which the Corporation first received notice after March 3, 2002. In addition, the Corporation's by-laws permit the Corporation to exclude from consideration at the Meeting any Stockholder proposal first brought to the attention of the Corporation after March 18, 2002.

    Notice is hereby given that, under the Securities and Exchange Commission's stockholder proposal rule (Rule 14a-8), any Stockholder proposal which may properly be included in the proxy solicitation material for the next Annual Meeting, now scheduled for May 2003, must be received by the Corporation no later than December 20, 2002. Timely notice of Stockholder proposals submitted outside of the Rule 14a-8 process must be received by the Corporation no earlier than February 13, 2003 and no later than March 15, 2003 to be eligible for presentation at the May 2003 Annual Meeting.

                                  D. Expenses

    The Corporation will bear the cost of soliciting Proxies. In addition to the use of the mails, Proxies may be solicited personally or by telephone or via facsimile by Directors, officers and employees of the Corporation, the Manager, Seligman Advisors, Inc., Seligman Services, Inc. and Seligman Data Corp. The Corporation may reimburse persons holding shares in their names or names of their nominees for their expenses in sending solicitation material to their beneficial owners. The Corporation has engaged Morrow & Co., Inc., 445 Park Avenue, New York, NY 10022 to assist in soliciting for a fee of $2,000, plus expenses.

                                       By order of the Board of Directors,

                                        /s/ Frank J. Nasta
                                                                      Secretary

                               -----------------

    It is important that Proxies be returned promptly. All Stockholders, including those who expect to attend the Meeting, are urged to date, fill in, sign and mail the enclosed form of Proxy in the enclosed return envelope, which requires no postage if mailed in the United States. A Proxy is not required for admission to the Meeting.

                                  APPENDIX 1

                     SELIGMAN SELECT MUNICIPAL FUND, INC.
                             ( the "Corporation")
                            AUDIT COMMITTEE REPORT

    The role of the Audit Committee is to assist the Board of Directors in its oversight of the Corporation's financial reporting process. The Committee operates pursuant to a charter that was last amended and restated by the Board of Directors on March 15, 2001. As set forth in the charter, management of the Corporation is responsible for the preparation, presentation and integrity of the Corporation's financial statements, and for the procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for auditing the Corporation's financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.

    In performing its oversight function, the Committee has considered and discussed the audited financial statements with management and the independent auditors. The Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as modified or supplemented. The Committee has also received the written disclosures from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as currently in effect.

    The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of accounting or auditing, including the issue of auditor independence. Members of the Committee rely without independent verification on the information provided to them and on the representations made by management and the independent auditors. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not assure that the audit of the Corporation's financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Corporation's auditors are in fact "independent."

                                      1-i

    Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Committee referred to above and in the charter, the Committee recommended to the Board that the audited financial statements be included in the Corporation's Annual Report for the year ended December 31, 2001.

                       SUBMITTED BY THE AUDIT COMMITTEE
                    OF THE CORPORATION'S BOARD OF DIRECTORS

    John R. Galvin
    John E. Merow
    Betsy S. Michel
    Leroy C. Richie
    James N. Whitson

    As approved on March 21, 2002.

                                     2-ii

                     SELIGMAN SELECT MUNICIPAL FUND, INC.

         Notice of Annual Meeting of Stockholders and Proxy Statement



Seligman Select Municipal Fund, Inc.
                                  Managed by

                                  [LOGO] J&WS
                            J. & W. SELIGMAN & CO.
                                 INCORPORATED
                       INVESTMENT MANAGERS AND ADVISORS
                               ESTABLISHED 1864
                      100 Park Avenue, New York, NY 10017
 Time:May 14, 2002 10:00 A.M.

Place:Offices of the Corporation
      100 Park Avenue
      New York, NY 10017

 Please date, fill in and sign the enclosed form of Proxy and mail it in the enclosed return envelope which requires no postage if mailed in the United States.

[LOGO] J&WS

PROXY                 SELIGMAN SELECT MUNICIPAL FUND, INC.
                       100 Park Avenue, New York, NY 10017

PREFERRED SERIES A

The undersigned, revoking previous proxies, acknowledges receipt of the Notice of Meeting and Proxy Statement for the Annual Meeting of Stockholders of SELIGMAN SELECT MUNICIPAL FUND, INC., to be held May 14, 2002 and appoints PAUL
B. GOUCHER, FRANK J. NASTA and BRIAN T. ZINO (and each of them) proxies, with power of substitution, to attend the Annual Meeting (and adjournments thereof) and vote all shares the undersigned is entitled to vote upon the matters indicated on the reverse side and on any other business that may properly come before the Meeting.

--------------------------------------------------------------------------------
     [ ] To vote for all items AS RECOMMENDED BY THE BOARD OF DIRECTORS, mark this box, sign, date and return this Proxy. (NO ADDITIONAL VOTE IS NECESSARY.)
--------------------------------------------------------------------------------

This proxy when properly executed will be voted in the manner directed by the undersigned. If no instructions are given, your proxies will vote FOR the election of the nominees of the Board of Directors and FOR Proposal 2.

--------------------------------------------------------------------------------
   THE SOLICITATION OF THIS PROXY IS MADE ON BEHALF OF THE BOARD OF DIRECTORS
--------------------------------------------------------------------------------

Your Vote is Important. Complete, sign on reverse side and return this card as soon as possible.
                      Mark each vote with an X in the box.

                                (Continued and to be signed on the reverse side)

The Board of Directors recommends that you vote FOR each of the Nominees and FOR Proposal 2.


1. ELECTION OF DIRECTORS
   NOMINEES:  Paul C. Guidone, John  E. Merow,           [ ]  FOR           [ ]  WITHHOLD      [ ] WITHHOLDING AUTHORITY
               Betsy S. Michel and James N. Whitson           all nominees       all nominees      for individual nominees listed

   -------------------------------------------------
2. Ratification of the selection of Deloitte & Touche
   LLP as Auditors.                                      [ ]  FOR           [ ] AGAINST        [ ] ABSTAIN


                                                                  DATED
                                                                       ----------------------------------, 2002

                                                                  ---------------------------------------
                                                                  Signature

                                                                  ---------------------------------------
                                                                  Signature (if jointly held)

                                                                  Please sign exactly as your name(s) appear(s)
                                                                  on this proxy. Only one signature is required
                                                                  in case of a joint account. When signing in a
                                                                  representative capacity, please give title.

YOUR VOTE IS IMPORTANT. Please complete, sign and return this card as soon as possible.
                      Mark each vote with an X in the box.

PROXY                 SELIGMAN SELECT MUNICIPAL FUND, INC.
                      100 Park Avenue, New York, NY 10017

PREFERRED SERIES B

The undersigned, revoking previous proxies, acknowledges receipt of the Notice of Meeting and Proxy Statement for the Annual Meeting of Stockholders of SELIGMAN SELECT MUNICIPAL FUND, INC., to be held May 14, 2002 and appoints PAUL
B. GOUCHER, FRANK J. NASTA and BRIAN T. ZINO (and each of them) proxies, with power of substitution, to attend the Annual Meeting (and adjournments thereof) and vote all shares the undersigned is entitled to vote upon the matters indicated on the reverse side and on any other business that may properly come before the Meeting.

--------------------------------------------------------------------------------
     [ ] To vote for all items AS RECOMMENDED BY THE BOARD OF DIRECTORS, mark this box, sign, date and return this Proxy.
          (NO ADDITIONAL VOTE IS NECESSARY.)
--------------------------------------------------------------------------------

This proxy when properly executed will be voted in the manner directed by the undersigned. If no instructions are given, your proxies will vote FOR the election of the nominees of the Board of Directors and FOR Proposal 2.

--------------------------------------------------------------------------------
   THE SOLICITATION OF THIS PROXY IS MADE ON BEHALF OF THE BOARD OF DIRECTORS
--------------------------------------------------------------------------------

Your Vote is Important. Complete, sign on reverse side and return this card as soon as possible. Mark each vote with an X in the box.

                                (Continued and to be signed on the reverse side)

The Board of Directors recommends that you vote FOR each of the Nominees and FOR Proposal 2.


1. ELECTION OF DIRECTORS
   NOMINEES:  Paul C. Guidone, John  E. Merow,            [ ]  FOR             [ ]  WITHHOLD      [ ] WITHHOLDING AUTHORITY
               Betsy S. Michel and James N. Whitson            all nominees         all nominees      for individual nominees listed

   -------------------------------------------------
2. Ratification of the selection of Deloitte & Touche
   LLP as Auditors.                                       [ ]  FOR             [ ] AGAINST        [ ] ABSTAIN



                                                             DATED
                                                                  ---------------------------------------, 2002


                                                                  ---------------------------------------
                                                                  Signature

                                                                  ---------------------------------------
                                                                  Signature (if jointly held)

                                                                  Please sign exactly as your name(s) appear(s)
                                                                  on this proxy.  Only one signature is required
                                                                  in case of a joint account.  When signing in a
                                                                  representative capacity, please give title.

YOUR VOTE IS IMPORTANT. Please complete, sign and return this card as soon as possible.
                      Mark each vote with an X in the box.

PROXY                 SELIGMAN SELECT MUNICIPAL FUND, INC.
                       100 Park Avenue, New York, NY 10017

COMMON

The undersigned, revoking previous proxies, acknowledges receipt of the Notice of Meeting and Proxy Statement for the Annual Meeting of Stockholders of SELIGMAN SELECT MUNICIPAL FUND, INC., to be held May 14, 2002 and appoints PAUL
B. GOUCHER, FRANK J. NASTA and BRIAN T. ZINO (and each of them) proxies, with power of substitution, to attend the Annual Meeting (and adjournments thereof) and vote all shares the undersigned is entitled to vote upon the matters indicated on the reverse side and on any other business that may properly come before the Meeting.

--------------------------------------------------------------------------------
     [ ] To vote for all items AS RECOMMENDED BY THE BOARD OF DIRECTORS, mark this box, sign, date and return this Proxy.
          (NO ADDITIONAL VOTE IS NECESSARY.)
--------------------------------------------------------------------------------

This proxy when properly executed will be voted in the manner directed by the undersigned. If no instructions are given, your proxies will vote FOR the election of the nominees of the Board of Directors and FOR Proposal 2.

--------------------------------------------------------------------------------
   THE SOLICITATION OF THIS PROXY IS MADE ON BEHALF OF THE BOARD OF DIRECTORS
--------------------------------------------------------------------------------

Your Vote is Important. Complete, sign on reverse side and return this card as soon as possible. Mark each vote with an X in the box.

                                (Continued and to be signed on the reverse side)

The Board of Directors recommends that you vote FOR each of the Nominees and FOR Proposal 2.


1. ELECTION OF DIRECTORS
   NOMINEES:  Paul C. Guidone and John E. Merow            [ ]  FOR           [ ]  WITHHOLD      [ ] WITHHOLDING AUTHORITY
                                                                all nominees       all nominees      for individual nominees listed

   -------------------------------------------------
2. Ratification of the selection of Deloitte & Touche
   LLP as Auditors.                                        [ ]  FOR           [ ] AGAINST        [ ] ABSTAIN

                                                                  DATED
                                                                       ----------------------------------, 2002


                                                                  ---------------------------------------
                                                                  Signature

                                                                  ---------------------------------------
                                                                  Signature (if jointly held)

                                                                  Please sign exactly as your name(s) appear(s)
                                                                  on this proxy. Only one signature is required
                                                                  in case of a joint account. When signing in a
                                                                  representative capacity, please give title.

YOUR VOTE IS IMPORTANT. Please complete, sign and return this card as soon as possible.
                      Mark each vote with an X in the box.